UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report: August 11, 2005

SUNBURST ACQUISITIONS V, INC.

(Exact name of registrant as specified in its charter)

Colorado	0-24483	84-1461844
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

4807 South Zang Way Morrison, Colorado		80465
(Address of Principal Executive Office)		Zip Code

Registrant’s Telephone Number, including area code:  (303) 979-2404

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.01

Changes in Control of Registrant

On August 11, 2005, Onping Limited, a British Virgin Islands corporation, purchased 2,464,000 shares, or approximately 90% of the Company’s issued and outstanding common stock.  The shares were purchased from the following persons:

Name	Number of Shares Held

Jay Lutsky	1,401,000

Michael R. Quinn	799,000

Grant Peck	88,000

Dean Sessions	88,000

Gary Joiner	88,000

Total	2,464,000

The purchase was made pursuant to a Stock Purchase Agreement dated June 21, 2005.  The purchase price of $25,000, or approximately $0.01 per share was paid in cash by Onping Limited.

ITEM 9.01

Financial Statements and Exhibits.

(c) Exhibits

2.1

Stock Purchase Agreement dated June 21, 2005 among Onping Limited, a BVI company, Michael R. Quinn, Jay Lutsky, Grant W. Peck, Dean F. Sessions and Gary S. Joiner, and Sunburst Acquisitions V, Inc., a Colorado corporation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

SUNBURST ACQUISITIONS V, INC. (Registrant)

Date: August 15, 2005	/s/ Jay Lutsky, President

3